1 Collaborative Approach to Life Science Financing Q2 2020 Shareholder Presentation August 14, 2020

2 Forward - looking and Cautionary Statements Statements in this presentation that are not strictly historical, and any statements regarding events or developments that we be lieve or anticipate will or may occur in the future are "forward - looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual r esults, developments and business decisions to differ materially from those suggested or indicated by such forward - looking statements and you should not place undue reliance on any such forward - look ing statements. Additional information regarding the factors that may cause actual results to differ materially from these forward - looking statements is available in our SEC filings, including o ur Annual Report on Form 10 - K for the year ended December 31, 2019 and our Quarterly Reports on Form 10 - Q for subsequent periods. The Company does not assume any obligation to update or revise a ny forward - looking statement, whether as a result of new information, future events and developments or otherwise. Our specialty finance and asset management businesses are conducted through separate subsidiaries and the Company conducts it s o perations in a manner that is excluded from the definition of an investment company and exempt from registration and regulation under the Investment Company Act of 1940. This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or in ves tment advisory services, including such services offered by SWK Advisors LLC. This presentation does not contain all of the information necessary to make an investment decision, including, but not lim ited to, the risks, fees and investment strategies of investing in life science investments. Any offering is made only pursuant to the relevant information memorandum, a relevant subscription agre eme nt or investment management agreement, and SWK Advisors LLC’s Form ADV, all of which must be read in their entirety. All investors must be “accredited investors” and/or “qualified p urc hasers” as defined in the securities laws before they can invest with SWK Advisors LLC. Life science securities may rely on milestone payments and/or a royalty stream from an underlying drug, device, or product wh ich may or may not have received approval of the Food and Drug Administration (“FDA”). If the underlying drug, device, or product does not receive FDA approval, it could negatively impact the securities, including the payments of principal and/or interest. In addition, the introduction of new drugs, devices, or products onto the market could negatively impact the securities, since t hat may decrease sales and/or prices of the underlying drug, device, or product. Changes to Medicare reimbursement or third - party payor pricing could negatively impact the securities, since they could negatively impact the prices and/or sales of the underlying drug, device, or product. There is also risk that the licensing agreement that governs the payment of royalties may terminate, whic h c ould negatively impact the securities. There is also the risk that litigation involving the underlying drug, device, or product could negatively impact the securities, including payments of principal and /or interest on any securities. CONFIDENTIAL

SWK Holdings - Overview 3 CONFIDENTIAL Underserved, High - Need Market Demonstrated Success, Attractive Returns Targeting Multiple Growth Opportunities Custom financing solutions for commercial - stage healthcare companies and royalty owners • SWK targets $5mm to $20mm financings, a market niche that is largely ignored by larger market participants and generates attractive full - cycle returns • Business focus is secured financings and royalty monetizations, but will selectively consider equity - like opportunities and M&A • Experienced and aligned management and Board with extensive life science network • As of August 14, 2020 completed financings with 36 parties deploying $540mm of capital • Targets unlevered, mid - teens gross return on capital with a portfolio effective yield* of 13.2% for 2Q20 • 17 exits from inception through June 30, 2020 generating a 20% IRR and 1.2x MOIC • Specialty finance segment generated an 12.2% LTM adjusted return on finance segment tangible book value** • Compounded book value per share at a 10% CAGR from 4Q12 to 2Q20’s $18.06 • Enteris BioPharma acquisition, share repurchase, and NASDAQ uplist demonstrate focus on shareholder value creation • Shareholder value creation strategy: • Increase book value per share at a 10%+ CAGR • Serve as partner of choice for life sciences companies and inventors seeking $20mm or less • Selective organic and inorganic investment in Enteris BioPharma or other equity - like opportunities • Generate current income to utilize SWK’s substantial NOL asset, $360mm at December 31, 2019 * Effective yield is the rate at which income is expected to be recognized pursuant to the Company’s revenue recognition poli cie s, if all payments are received pursuant to the terms of the finance receivable; excludes warrants ** Numerator is specialty finance division’s adjusted non - GAAP net income; Denominator is shareholders equity less the deferred tax asset and Enteris PP&E and net intangibles and goodwill, which adds - back the contingent consideration payable

4 SWK Holdings - Segments CONFIDENTIAL LIFE SCIENCE SPECIALTY FINANCE ENTERIS BIOPHARMA • Senior secured term loans • Royalties • Synthetic royalties • Product acquisitions • Peptelligence® dosing technology • CDMO services • 505b2 drug development SWK operates through two segments: Life Science Specialty Finance and Enteris BioPharma Centered on SWK’s core focus on monetizing revenue streams and intellectual property

5 Life Science Finance Opportunity CONFIDENTIAL Achieve high current yield from investment in non - correlated assets Access to capital is challenging for small/midsized life science cos - Few participants exist for sub - $20mm life science financings Life science products are highly portable - Approved & marketed products and/or royalty streams are valuable collateral Revenues are predictable and have low correlation to economic growth and macro factors Mitigate FDA & clinical trial risk by focusing on commercial opportunities

6 Value Creation Strategy CONFIDENTIAL Deploy balance sheet capital into secured financing portfolio • SWK has established reputation as a go - to capital provider for this underserved market • Majority of financings structured with warrants or other upside features to enhance return profile Selectively consider non - structured finance capital deployment opportunities • Organic and inorganic capital deployment into Enteris • Leverage SWK contacts, infrastructure, and lessons learned from Holmdel success Optimize capital structure to boost ROE • SWK targets a 10%+ ROE • SWK carries minimal leverage while similarly sized BDCs often carry 50% to 75% debt/equity leverage • Opportunistic share repurchases SWK believes this strategy can continue to achieve a 10%+ book value per share CAGR

7 Book Value Components CONFIDENTIAL Tangible Finance Book Value / Share = $15.05 • Excludes value of deferred tax asset, net Enteris intangibles and goodwill * , and Enteris PP&E • SWK’s targets 10%+ CAGR of tangible finance book value / share Plus: Enteris Biopharma • In August 2019, SWK paid $21.5 million upfront to acquire Enteris • The seller will also receive a portion of future proceeds from the Cara Therapeutics licensing agreement and if out - licensed, proceeds from certain 505 (b)(2) assets ( refer to slide 22 for more details ) • At 6/30/20 Enteris book value net of contingent liabilities totaled $13.2 million Plus: Deferred Tax Asset / Share = $1.90 • At 12/30/19 SWK had federal net operating losses of $360.4 million • The NOLs will expire by 2037 with the majority expiring by 2021 6/30/20 Total Book Value per Share was $18.06 * Intangible assets, net plus goodwill less contingent consideration payable

8 Corporate Milestones CONFIDENTIAL 2014 x $113mm raised through private placement and rights offering x Ended year with $102mm yielding assets 2015 x Winston Black named CEO x 1/10 effective reverse stock split x Ended year with $108mm income producing assets 2016 x Team rebuilt and investment process improved x Ended year with $143mm yielding assets 2017 x Holmdel sold – 3.5x CoC return x Ended year with $154mm yielding assets 2018 2019 2020 x Secured $20mm credit facility with State Bank x Announced share repurchase program in 4Q18 x Ended 4Q18 with $167mm yielding assets x 17th partner exit realized, bringing the weighted avg. IRR on all exits to 20% x Acquired Enteris BioPharma x Ended year with $175mm yielding assets x Uplisted to Nasdaq and added to Russell 2000 Index x Dr. Rajiv Khosla hired as Enteris CEO x At 2Q20 had $179mm yielding assets

9 Finance Segment Portfolio Overview: 2Q20 CONFIDENTIAL *Finance receivables plus long term marketable investments ** Short term marketable investments and warrants; Private warrants carried at zero cost/not valued on balance sheet *** As of August 14, 2020 • Yielding Assets: * $178.7mm • Total Investment Assets: ** $182.3mm Financing Segment Portfolio Value • Actively Financed Entities: 23 • Avg. GAAP Balance per Entity: $7.8mm • Non - Accrual Balance: $16.2mm • Total Unfunded Commitments: $8mm*** Metrics 87% 11% 1% Portfolio Composition First Lien Royalty Warrants

$132.2 $153.9 $167.1 $175.1 $178.7 $100 $125 $150 $175 $200 2016 2017 2018 2019 2Q 2020 Total Yielding Assets* ($ in millions; at end of period) $23.5 $22.4 $37.5 $26.0 $30.7 $30.9 $20 $22 $24 $26 $28 $30 $32 $34 $36 $38 $40 2015 2016 2017 2018 2019 LTM 2Q20 Total Revenue ($ in millions) $204.3 $208.0 $213.1 $236.5 $232.1 $10.00 $12.50 $15.00 $17.50 $20.00 $150 $175 $200 $225 $250 2016 2017 2018 2019 2Q 2020 SWK Stockholders' Equity ($ in millions, except per share data) SWK Holdings Corporation Stockholders' Equity Book Value per Share $(1.4) $6.7 $19.9 $6.8 $21.4 $16.5 $(5.0) $- $5.0 $10.0 $15.0 $20.0 $25.0 2015 2016 2017 2018 2019 LTM 2Q20 Non - GAAP Adjusted Net Income (Loss) ** ($ in millions) 10 Financial Snapshot CONFIDENTIAL * Defined as finance receivables, long term marketable investments, and investment in unconsolidated entity less non - controlli ng interests ** Eliminates provision for income taxes, Enteris intangibles amortization, and non - cash mark - to - market changes on warrant asset s and equity securities; see reconciliation on page 28; 2019 Non - GAAP Adjusted Net Income was reduced by $1.2mm of Enteris transaction expenses

5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 Yielding Portfolio and Weighted Effective Yield ($ in millions; at end of period) Yielding Portfolio (mm)* Effective Yield** 11 Financing Strategy CONFIDENTIAL SWK Targets Low - to - Mid Teens Effective Yields 2Q20 Finance Segment Effective Yield was 13.2% * Finance receivables plus long term marketable investment; Includes non - accruals ** Effective yield is the rate at which income is expected to be recognized pursuant to the Company’s revenue recognition pol ici es, if all payments are received pursuant to the terms of the finance receivable; excludes warrants

12 Current Structured Credit Portfolio CONFIDENTIAL Eton Pharmaceuticals 11.14.19 $15 million – Structured Credit Misonix 9.27.19 $30 million – Structured Credit

13 Current Royalty Portfolio CONFIDENTIAL

$ in 000s Investments Origination Payoff Cost* Proceeds CoC IRR Notes Nautilus 12/05/12 12/17/13 22,500$ 28,269$ 1.3x 26% Key asset was Cambia Parnell 01/23/14 06/27/14 25,000 27,110 1.1x 21% PDI 10/31/14 12/22/15 20,000 25,028 1.3x 23% Tribute 08/08/13 02/05/16 14,000 18,367 1.3x 16% Galil 10/31/14 06/15/16 12,500 16,601 1.3x 21% Nanosphere 05/14/15 06/30/16 10,000 14,362 1.4x 48% Syncardia First 12/13/13 06/24/16 12,688 8,524 0.7x -30% Syncardia Second 12/13/13 06/24/16 5,850 3,255 0.6x -39% Syncardia Preferred 09/15/14 06/24/16 1,500 - 0.0x -100% Response Genetics 07/30/14 10/07/15 12,257 5,780 0.5x -47% Holmdel 12/20/12 02/23/17 6,000 21,084 3.5x 63% Hooper 04/17/15 05/12/17 5,000 6,754 1.4x 20% Narcan 12/12/16 02/28/18 17,500 33,468 1.9x 79% Continue to own 10% of the royalty OraMetrix 12/15/16 05/01/18 8,500 10,603 1.25x 19% Parnell 11/22/16 07/30/18 13,500 19,327 1.4x 26% Hooper II 05/12/17 10/10/18 21,340 19,162 0.9x -16% EyePoint 03/28/18 02/13/19 20,000 25,168 1.3x 34% Continue to own warrants Thermedx 05/05/16 05/22/19 3,500 5,303 1.5x 18% Includes par value of $343 retained sub note Cheetah Medical 01/15/19 09/30/19 10,000 12,434 1.2x 32% Excludes $211k of potential earnouts Total Realized / Wtd. Avg 241,634$ 300,598$ 1.2x 20% *Cost measured as principal advanced at deal close and additional add-ons, including time-weighted restructuring fundings 14 Portfolio Realizations - As of June 30, 2020 SWK has exited 17 financings for a total 1.2x CoC return and 20% weighted average IRR - 14 resulted in positive realizations with a cumulative 1.4x CoC and weighted average 32% IRR - SynCardia position was sold to distressed private equity firm with SWK recouping 58% of principal - Response Genetics exited via Chapter 11 and sold to a strategic buyer for cash and CGIX stock with SWK recouping 47% of princ ipa l - Hooper and Hooper II loans cumulatively resulted in an aggregate $0.4mm loss/0.98x CoC return CONFIDENTIAL

15 Portfolio Realizations to Strategic Buyers - Ten realizations to strategic buyers demonstrated a median 30% LTV of SWK’s original loan value - Seven of the ten businesses were not profitable at time of sale, validating SWK’s revenue and IP - based underwriting methodology CONFIDENTIAL $ in mm Target Buyer Closing Date Transaction EV SWK Loan at Cost* SWK Loan / Transaction LTM Sales EV/LTM Sales Target Profitable Sale? Notes Nautilus Depomed 12/17/13 48.7$ 22.5$ 46% 15.4$ 3.2x N Response Genetics Cancer Genetics 10/07/15 5.8 12.3 213% 16.7 0.3x N PDI Publicis 12/22/15 33.0 20.0 61% 129.3 0.3x Y CSO Division Only; Transaction EV assumes 50% near-term earn-outs achieved Tribute Aralez 2/1/16 147.6 14.0 9% 26.5 5.6x N Galil BTG plc 5/16/16 84.4 12.5 15% 22.7 3.7x N Transaction EV excludes $26mm of milestones Nanosphere Luminex 6/30/16 77.0 25.0 32% 23.1 3.3x N InnoPran XL** ANI Pharma 2/23/17 30.5 6.0 28% 11.1 2.7x Y Orametrix Dentsply Sirona 5/1/18 90.0 8.5 9% 20.0 4.5x Y Transaction EV excludes up to $60mm in earn-outs Hooper II Quest 10/10/18 27.8 26.6 96% 61.3 0.5x N Loan value includes non-SWK revolver ($8mm); Workout fees totaled $4mm Cheetah Medical Baxter 10/24/19 190.0 20.0 11% 22.2 8.6x N Transaction EV excludes up to $40mm in earn-outs Median 30% 3.3x *Cost measured as greatest of principal advanced at deal close and additional add-ons, including restructuring fundings **InnoPran XL was the primary asset of Holmdel Pharmaceuticals, LP

16 Sourcing - SWK has a well - developed and diversified sourcing network - SWK balances proprietary opportunities with deal flow from trusted, boutique investment banks and brokers - SWK typically faces limited competition due to proprietary sourcing network and focus on sub - $20mm financings - From 2017 - 2019 SWK submitted terms on 78 transactions and closed 18% of these opportunities - Deals completed from 2016 through 2019 were sourced from a variety of relationships CONFIDENTIAL Boutique HC Ibanks 27% Private equity relationship 4% Prior financing discussion 14% Co - lender relationship 23% Board relationship 4% In - bound due to SWK being public 5% Refinance 5% Internally sourced 18%

Financing Structures 17 CONFIDENTIAL Product Acquisition • Primarily first lien senior secured loans, though will selectively evaluate second lien opportunities • Typically include covenants, prepayment penalties, origination and exit fees, and warrant coverage • Provide working capital to support product commercialization and M&A Hybrid Financing Synthetic Royalty Royalties Structured Debt • Companies: fund pipeline development & leverage a lower cost of capital for higher ROI projects • Institutions: capital planning for operating budgets, funding R&D initiatives, & financial asset diversification • Inventors: financial asset diversification, fund start - up company • Marketer creates a ‘royalty’ by selling an interest in a future revenue stream earned with a single product or basket of products in exchange for an upfront payment and potential future payments • Ability to structure tiered revenues, reverse tiers, minimum payments, caps, step - downs and buy - out options, similar to a license agreement between innovator and marketer • Combination of royalty and revenue - based financings • Can take on many forms, including structured debt and equity investments • Target legacy products with established revenue trends, minimal marketing and infrastructure requirements

18 Value Proposition to Partners - Smaller companies often don’t have financial profile to qualify for traditional financing sources - Companies in this niche often have few options outside of a dilutive equity raise - The IPO market is largely closed to companies of this size requiring expensive and difficult private equity sourcing - Many alternative financing sources have grown too large to care about smaller companies - Some historical financing sources have been acquired by regulated financial institutions that due to regulatory constraints c ann ot lend to unprofitable companies and prohibit SWK - style transactions - Venture lenders often require principal payback over a shorter period than SWK’s structures, often stressing borrowers by sap pin g valuable working capital from their businesses during periods of high growth, when they need the capital the most CONFIDENTIAL Through RIA arm and industry relationships, SWK can access additional capital to finance larger opportunities Structures financings to preserve liquidity and match a growing company’s revenue profile Provides its borrowers with access to its network of capital markets resources and operators Asset base and nimble structure position SWK to serve the sub - $20mm financing market

Historical Financing: Narcan Royalty 19 CONFIDENTIAL OPPORTUNITY SOLUTION • Opiant is a publicly traded drug development company that receives a royalty on Narcan for developing the drug’s unique formulation • Novel formulation has a faster time to onset and more convenient and safer administration • Opiant needed capital to pursue development programs • At time of monetization, Opiant was a thinly traded OTC stock and management believed the share price did not reflect underlying asset value, thus a share offering was not an attractive option • SWK structured a capped royalty that was smaller than competing proposals, and allowed Opiant to retain tail economics • In December 2016, SWK funded $13.8mm in exchange for a royalty that was capped at a 1.5x CoC return • On August 8, 2017 upon achieving $25mm in cumulative sales during two consecutive quarters, SWK funded additional $3.8mm with a 1.5x CoC return cap • Narcan sales exceeded forecasts; CoC return cap achieved in February 2018 • SWK retains a residual royalty ranging from 5% to 10% through expiry of Narcan IP Narcan is the only FDA approved, intranasal Naloxone product for the treatment of opioid overdose Narcan is appropriately priced with revenue growth from expanded distribution, not price hikes

Historical Financing: Galil Medical 20 CONFIDENTIAL OPPORTUNITY SOLUTION • In 2014, Galil was on the cusp of accelerating revenue growth, but was not yet cash - flow positive and could not tap traditional financing channels • Galil needed additional capital to run clinical trials and expand its sales force • In December 2014, SWK provided a $12.5mm senior secured term loan structured to delay principal repayment until growth initiatives matured • In late 2015, SWK committed to provide additional financing to support Galil’s proposed acquisition of a competitor • The transaction was not consummated, but SWK’s support permitted opportunistic bid • By early 2016, the growth initiatives were bearing fruit, and in June 2016, Galil was acquired by BTG plc for $84mm plus up to $26mm in earn - outs • The SWK facility gave Galil capital to grow the business and garner a higher acquisition price while allowing the equity owners to capture maximum upside • SWK facility represented 15% LTV of the take - out price • SWK generated a 1.3x cash - on - cash return and 20% IRR Galil is a privately - held medical device company that delivers innovative cryotherapy solutions for tumor ablation

Enteris BioPharma Acquisition – A Transformational Opportunity 21 CONFIDENTIAL • Natural extension to SWK’s existing royalty monetization business, which generates income via royalties on life science products in a mix of structures • Enteris offers opportunity to create wholly - owned portfolio of milestones and royalties on IP - protected biotherapeutics with substantial upside optionality Synergistic & Value Enhancing Highly Favorable Deal Economics “Game - Changing” Platform Technology Strong Company; Positioned for Success • Attractive valuation with SWK buying undervalued portfolio of “call options” of current & future licenses, owned drug candidate assets, and CDMO operations • Risk - adjusted economics from existing/expected licenses anticipated to exceed purchase price • Peptelligence® enables injectable - to - oral conversion of peptides and difficult to formulate small molecules • Targets substantial market and serves as cornerstone for “asset - light” licensing revenue model • Franchise - like model (“multiple shots on goal”) leverages partners’ significant R&D and marketing/commercialization spend • Existing 505(b)(2) pharmaceutical development candidates plus ability to internally expand owned - product portfolio creates engine for additional future licenses • Enteris possesses proven technology, clinical experience and in - house manufacturing which is unique compared with peers, some of which sport multi - hundred million dollar market values • Potential to expand Peptelligence® platform via acquisition of dosing technologies and CDMO assets • Experienced management team buttressed by 2020 hiring of CMO and CEO

Commercial Platform 22 Enteris Corporate Overview CONFIDENTIAL Proven Technology, Late - Stage Commercial Partnerships, and Internal Pipeline Drug Delivery Technology Internal 505(b)(2) Pipeline Company Highlights • Peptelligence technology allows for oral delivery of drugs that are typically injected, including peptides and BCS class II, III, and IV small molecules • Extensive intellectual property estate with protection through 2036 • Peptelligence licenses, including Cara Therapeutics, and development work with several large pharmaceutical partners • Generates revenue three ways: • Formulation and development work • Clinical trial tablet manufacturing • Technology licenses consisting of milestones and royalties • During 2020 SWK is investing to build - out manufacturing and business development capabilities • Ovarest® (oral leuprolide tablet) • Indications: Rare disease and female health • Tobrate ™ (oral tobramycin tablet) • Indication: Uncomplicated Urinary Tract Infection • Dr. Gary Shangold hired in January 2020 to optimize 505 (b)(2) strategy • Privately held company based in Boonton, New Jersey • To operate as a wholly - owned subsidiary, run by experienced management • Rajiv Khosla, Ph.D. appointed as Chief Executive Officer in May 2020 • Expected to be profitable including anticipated license - related revenue • Over time SWK anticipates Enteris will develop multiple “shots on goal” value proposition

23 Enteris Transaction Overview - $21.5mm paid upfront to acquire 100% of Enteris’ capital stock - Proceeds from Cara Therapeutics licensing agreement, which includes milestone payments and low - single digit royalties on sales of Oral Korsuva™: - Seller will receive 100% of $8.0mm upfront payment - SWK will receive 60% of the first milestone payment - SWK will receive 25% of all other milestone payments until seller receives $32.75mm in aggregate consideration - License revenue split 50%/50% thereafter - SWK portion of this license’s economics are expected to be greater than the purchase price - If out - licensed, proceeds for Enteris’ 505(b)(2) drug candidates Ovarest and Tobrate - SWK to receive 40% until seller receives $3.0mm on each asset - SWK to receive 70% of milestone and royalty proceeds thereafter - Enteris operates as a stand - alone business unit with the management team reporting directly to SWK CEO Winston Black CONFIDENTIAL

24 Leadership Team CONFIDENTIAL Winston Black Chief Executive Officer • Appointed CEO in 2016 • Co - founded PBS Capital Management • Prior leadership positions at Highland Capital Management, Mallette Capital Management and ATX Communications Charles Jacobsen Chief Financial Officer • Appointed CFO in 2012 • Currently serves as Partner of Strategic Growth for CFGI • Has served in CEO and CFO roles at multiple financing and investment firms Jody Staggs Managing Director • Joined in 2015 • Previously VP of Investments at Annandale Capital • Co - founded PBS Capital Management • Prior to PBS, served as Senior Portfolio Analyst at Highland Capital Management Yvette Heinrichson Chief Accounting Officer • Joined in 2016 • Proficient in technical GAAP accounting, SEC financial reporting, SOX implementation • Served as financial statement auditor and tax professional with Deloitte for multiple years Dr. Rajiv Kholsa Enteris subsidiary CEO • Joined in 2020 • Consulted with variety of biopharma and drug delivery companies on strategy, product development, and licensing transactions • Held senior roles in large and small biopharma companies including VP of Business Development at Biovail • Ph.D. in Pharmaceutical Drug Delivery

25 SWK – Rapidly - Growing Life Science Focused Specialty Finance Company CONFIDENTIAL Custom financing solutions for commercial - stage healthcare companies and royalty owners Targeting $5mm to $20mm financings, a niche that is largely ignored by larger market participants Focus is secured financings and royalty monetizations, but will selectively consider equity - like opportunities and M&A (Enteris BioPharma) Since 2012, SWK has completed financings with 36 different parties deploying $540mm of capital, including partner co - investments

$ in 000s Jun-20 Dec-19 Dec-18 Dec-17 Dec-16 ASSETS Cash and cash equivalents 17,167$ 11,158$ 20,227$ 30,557$ 32,182$ Interest and accounts receivable, net 2,001 2,554 2,195 1,637 1,054 Marketable investments 1,314 1,802 - 1,856 2,621 Other current assets 2,244 1,087 138 126 240 Total current assets 22,726$ 16,601$ 22,560$ 34,176$ 36,097$ Finance receivables 178,385$ 172,825$ 166,610$ 151,995$ 126,366$ Investment in unconsolidated entities - - - - 6,985 Marketable investments 270 466 532 - - Deferred tax asset 25,528 25,780 22,684 22,725 38,471 Warrant assets 2,342 3,555 2,777 987 1,013 Intangible assets, net 18,522 25,113 - - - Goodwill 8,404 8,404 - - - Fixed assets, net 2,593 1,292 25 - - Other assets 242 336 474 - - Total assets 259,012$ 254,372$ 215,662$ 209,883$ 208,932$ LIABILITIES AND STOCKHOLDERS' EQUITY Accounts payable and accrued liabilities 2,919$ 3,061$ 2,581$ 1,840$ 682$ Revolving Credit Facility 6,445 - - - - Total current liabilities 9,364$ 3,061$ 2,581$ 1,840$ 682$ Contingent consideration payable 16,290$ 14,500$ - - - Warrant liability 101 76 13 91 189 Other non-current liabilities 1,174 203 11 Total liabilities 26,929 17,840 2,605 1,931 871 Stockholders' equity: Common stock 13 13 13 13 13 Additional paid-in-capital 4,431,481 4,432,146 4,432,499 4,433,589 4,433,289 Accumulated deficit (4,199,411) (4,195,627) (4,219,455) (4,225,863) (4,228,910) Accumulated other comprehensive income - - - 213 (87) Total SWK Holdings Corp stockholders' equity 232,083 236,532 213,057 207,952 204,305 Non-controlling interests in consolidated entities - (0) - - 3,756 Total stockholders' equity 232,083 236,532 213,057 207,952 208,061 Total liabilities and stockholders' equity 259,012$ 254,372$ 215,662$ 209,883$ 208,932$ 26 Balance Sheet CONFIDENTIAL In 2019 and 2018 certain asset and liabilities were classified as “current”; Thus prior periods may not be directly comparabl e.

$ in 000s, except per share amounts LTM 2Q20 Dec-19 Dec-18 Dec-17 Dec-16 Revenues Finance receivable interest income, including fees 29,941$ 30,117$ 25,978$ 26,877$ 15,747$ Pharmaceutical development 919 621 - - - Marketable investments interest income - - - - 92 Income related to investments in unconsolidated entities - - - 10,530 6,219 Other 45 9 12 79 322 Total Revenues 30,905 30,747 25,990 37,486 22,380 Costs and expenses: Provision for loan credit losses 1,600 2,209 6,179 - 1,659 Impairment expense 163 - 7,875 8,509 8,077 General and administrative 10,525 7,430 4,866 4,101 2,829 Change in fair value of acquisition-related contingent consideration 1,790 - - - - Depreciation and amortization 11,902 4,954 17 - - Pharmaceutical manufacturing, research and development expense 3,334 1,176 - - - Interest expense 422 338 160 - - Total costs and expenses 29,736 16,107 19,097 12,610 12,565 Other income (expense), net: Unrealized net (loss) gain on derivatives (1,882) 362 484 (1,115) 588 Unrealized net gain (loss) equity securities 1,155 1,643 (1,035) - - Gain (loss) on sale of investments 197 197 (105) 243 - Income (loss) before income taxes 640 16,842 6,237 24,004 10,403 Income tax (benefit) expense (8,519) (6,986) 42 15,753 (21,638) Consolidated net income (loss) 9,159 23,828 6,195 8,251 32,041 Net income attributable to non-controlling interests - - - 5,204 3,153 Net income (loss) attributable to SWK Holdings Corp Stockholders 9,159$ 23,828$ 6,195$ 3,047$ 28,888$ Net income (loss) per share attributable to SWK Holdings Corp Stockholders Basic 0.71$ 1.85$ 0.47$ 0.23$ 2.22$ Diluted 0.71$ 1.85$ 0.47$ 0.23$ 2.22$ Weighted Average Shares Basic 12,909 12,906 13,051 13,036 13,015 Diluted 12,914 12,911 13,054 13,040 13,018 27 Income Statement CONFIDENTIAL

28 Cash Flow Statement CONFIDENTIAL $ in 000s,* LTM 2Q20 Dec-19 Dec-18 Dec-17 Dec-16 Cash flows from operating activities: Consolidated net income $8,125 $23,828 $6,195 $8,251 $32,041 Adjustments to reconcile net income to net cash provided by operating activities: Income from investments in unconsolidated entity - - - (10,530) (6,219) Provision for loan credit losses 1,600 2,209 6,179 - 1,659 Amortization of debt issuance costs 189 188 - - - Impairment expense 163 - 7,875 8,509 8,077 Deferred income tax (7,632) (7,100) 31 15,745 (21,638) Change in fair value of warrants 1,882 (362) (484) 1,115 (588) Change in fair value of equity securities (1,155) (1,643) 1,035 - - Change in fair value of acquisition-related contingent consideration 1,790 - - - - Gain on sale of investments (197) (197) 105 (243) - Loan discount amortization and fee accretion (1,798) (349) 487 (1,926) (3,109) Interest paid-in-kind (2,227) (1,287) (191) (1,779) (398) Stock-based compensation 710 530 267 300 363 Interest income in excess of cash collected - (82) (249) (534) - Gain (loss) on sale (write off) of investments - - - - - D&A expense 11,899 4,954 28 17 16 Changes in operating assets and liabilities: Interest and accounts receivable 326 (214) (558) (583) (59) Other assets (1,336) (205) 202 (42) (396) Accounts payable and other liabilities 472 (1,734) (1,296) 1,158 (106) Net cash provided by operating activities $12,811 $18,536 19,626$ 19,458$ 9,643$ Cash flows from investing activities: Acquisition of business, net of cash acquired (19,719) (19,719) - - - Proceeds from sale of investments 197 197 221 345 - Investment in equity securities (159) (159) - - - Cash distributions from investments in unconsolidated entity - - - 17,515 7,222 Cash received for settlement of warrants - - - - 1,405 Investment in finance receviables (23,608) (51,039) (90,110) (37,432) (75,009) Repayment of finance receivables 16,648 43,980 61,706 7,368 45,292 Corporate debt security principal payment 65 66 69 93 41 Purchases of property and equipment (1,486) - - - - Other (220) (48) (16) (12) (3) Net cash provided by investing activities (28,282)$ (26,722)$ (28,130)$ (12,123)$ (21,052)$ Cash flows from financing activities: Distribution to non-controlling interests - - - (8,960) (3,696) Net proceeds from credit facility 6,445 - - - - Repurchases of common stock, including fees & expenses (1,180) (883) (1,357) - - Debt Issuance Costs - - (469) - - Net cash used in financing activities 5,265$ (883)$ (1,826)$ (8,960)$ (3,696)$ Net increase in cash and cash equivalents (10,206) (9,069) (10,330) (1,625) (15,105) Cash and cash equivalents at beginning of period 11,158 20,227 30,557 32,182 47,287 Cash and cash equivalents at end of period 952$ 11,158$ 20,227$ 30,557$ 32,182$ *Figures may not sum due to rounding

29 Reconciliation of Non - GAAP Adjusted Net Income - The following tables provide a reconciliation of SWK's reported (GAAP) consolidated net income to SWK's adjusted consolidated ne t income (Non - GAAP) for the periods denoted in the table. The table eliminates provisions for income taxes, non - cash mark - to - market changes on warrant assets and SW K's warrant, and amortization of Enteris intangible assets: CONFIDENTIAL $ in 000s, except per share amounts LTM 2Q20 Dec-19 Dec-18 Dec-17 Dec-16 Consolidated net income (loss) 9,158$ 23,828$ 6,195$ 8,251$ 32,041$ Add: income tax expense (benefit) (8,519) (6,986) 42 15,753 (21,638) Add: Enteris intangibles amortization 11,579 4,816 - - - Add : loss on remeasurement of contingent consideration 1,790 - - - - Plus: loss (gain) on fair market value of equity securities 632 144 1,035 - - Add: loss (gain) on fair market value of warrants 1,882$ (362)$ (484)$ 1,115$ (588)$ Adjusted income before provision for income tax 16,522$ 21,440$ 6,788$ 25,119$ 9,815$ Plus: Adjusted provision for income tax - - - - - Non-GAAP consolidated net income 16,522$ 21,440$ 6,788$ 25,119$ 9,815$

30 Reconciliation of Non - GAAP Specialty Finance Net Income CONFIDENTIAL - The following tables provide a reconciliation of SWK's consolidated adjusted income before provision for income taxes, listed in the table above, to the non - GAAP adjusted net income for the specialty finance business for the periods denoted below. The table eliminates expenses associated with the acquisiti on of Enteris, and Enteris operating losses. - The following tables provide a reconciliation of SWK’s book value per share to the non - GAAP adjusted book value per share for th e specialty finance business. The table eliminates the net deferred tax asset, and Enteris - related net intangibles, goodwill, and net property, plant and equipment. $ in 000s, except per share amounts LTM 2Q20 Dec-19 Dec-18 Dec-17 Dec-16 Adjusted income before provision for income tax 16,522$ 21,440$ 6,788$ 19,915$ 6,662$ Plus: Enteris acquisition expense 1,065 1,151 - - - Plus: Enteris operating loss, excluding intangibles amortization 5,533 1,760 - - - Adjusted specialty finance income before provision for income taxes 23,119$ 24,351$ 6,788$ 19,915$ 6,662$ Adjusted provision for income taxes - - - - - Non-GAAP specialty finance net income 23,119$ 24,351$ 6,788$ 19,915$ 6,662$ $ in 000s, except per share amounts Jun-20 Jun-20 SWK Specialty Finance Book Value, net Enteris Book Value, net* Stockholders' Equity (Book Value) 232,083$ Intangible assets, net 18,522$ Less: Deferred tax asset, net 25,528 Goodwill 8,404 Tangible book value 206,555$ Property and equipment, net 2,593 Less Enteris book value, net 13,229 Total Enteris-related assets 29,519$ Specialty Finance tangible book value 193,326$ Less: Contingent consideration payable 16,290 Book value per share 18.06$ Enteris book value, net 13,229$ Tangible book Value per share 16.08$ Specialty Finance tangible book value per share 15.05$ Enteris book value, net per share 1.03$ Shares outstanding 12,849 * Enteris' net book value has decreased $0.41 per share primarily due to the amortization of intangible assets, net.

31 Contact Information CONFIDENTIAL SWK Senior Management Investor & Media Relations: Tiberend Strategic Advisor • Winston Black: - Phone: 972.687.7251 - Email: wblack@swkhold.com • Jody Staggs: - Phone: 972.687.7252 - Email: jstaggs@swkhold.com • Office address: - 14755 Preston Road, Ste 105 Dallas, TX 75254 • Website: www.swkhold.com • Jason Rando (Media): - Phone: 212.375.2665 - Email: jrando@tiberend.com • Maureen McEnroe (Investors): - Phone: 212.375.2664 - Email: mmcenroe@tiberend.com

32 Collaborative Approach to Life Science Financing